UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

TRANS-LUX CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANS-LUX CORPORATION
445 Park Avenue, Suite 2001
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of Trans-Lux Corporation, a Delaware corporation (the “Company”), to be held on July 11, 2016, beginning at 10:00 a.m. local time, at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, New York 10019 and at any adjournment or postponement thereof.  Proxy materials, which include a Notice of the Meeting, proxy statement and proxy card, are enclosed with this letter. The enclosed proxy statement is first being mailed to the Company’s stockholders on or about June [__], 2016. We also have enclosed our 2015 Annual Report on Form 10-K.

At the 2016 Annual Meeting, you will be asked to consider and vote on:

1.
the election of the three nominees named in the accompanying proxy statement to serve as directors until the 2019 Annual Meeting of Stockholders or until the election and qualification of their successors, or their earlier death, resignation or removal;

2.
the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s “blank check” preferred stock, par value $0.001 per share, that it may issue from 500,000 shares to 2,000,000 shares, to be designated in such series or class as the board of directors of the Company shall determine;

3.	the approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

4.	the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

5.	the transaction of any other business that may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on May 27, 2016 are entitled to vote at the 2016 Annual Meeting. A list of stockholders entitled to vote at the 2016 Annual Meeting will be available for inspection at our executive offices. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to notice of, and to vote at, the meeting, is required for a quorum to transact business.

Your vote is important to us and to our business. Whether or not you plan to attend the 2016 Annual Meeting, we hope that you will vote as soon as possible. You may vote in person by ballot at the 2016 Annual Meeting, over the Internet, by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form.  If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

We appreciate your continued support of the Company and look forward to either greeting you personally at the meeting or receiving your proxy.

Sincerely,

Robert J. Conologue
Senior Vice President and Chief Financial Officer
Trans-Lux Corporation

New York, New York
June [__], 2016

IMPORTANT
Whether or not you attend the meeting in person, please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card. The proxy statement and annual report are also available for your review at http://proxystatements.trans-lux.com/.

TABLE OF CONTENTS

Page

GENERAL INFORMATION	3
VOTING PROCEDURES	3
PROPOSAL 1 ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE AND RELATED MATTERS	9
AUDIT COMMITTEE REPORT	16
EXECUTIVE OFFICERS	17
EXECUTIVE COMPENSATION	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22
PROPOSAL 2 AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF “BLANK CHECK” PREFERRED STOCK	23
PROPOSAL 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION	24
PROPOSAL 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
STOCKHOLDER PROPOSALS	27
OTHER MATTERS	27

ANNEX A

TRANS-LUX CORPORATION
445 Park Avenue, Suite 2001
New York, New York 10022

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 11, 2016

GENERAL INFORMATION

The Board of Directors (the “Board”) of Trans-Lux Corporation, a Delaware corporation (“we,” “our,” “Trans-Lux” or the “Company”), is furnishing this proxy statement for use at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) to be held on Wednesday, July 11, 2016, and any adjournment or postponement thereof. The Annual Meeting will be held at 10:00 a.m. local time at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, New York 10019. This proxy statement and accompanying proxy card and our 2015 Annual Report on Form 10-K (the “2015 Annual Report”) will be made available to our stockholders on or about June [__], 2016.

VOTING PROCEDURES

Who Can Vote. Record holders of our common stock, par value $0.001 per share (the “Common Stock”) at the close of business on May 27, 2016 (the “Record Date”), are entitled to vote. At the close of business on the Record Date, [1,710,671] shares of Common Stock were issued and outstanding.  Each share of Common Stock owned on the Record Date is entitled to one vote.  In addition, the holders of our Series B Convertible Preferred Stock could vote an additional 330,240 votes. Each share of the Series B Convertible Preferred Stock is entitled to twenty (20) votes per share.

Quorum. A quorum will be present at the 2016 Annual Meeting if the holders of a majority of the eligible shares as of the Record Date are present in person or by proxy. With respect to Proposal 2, the holders of the shares of Common Stock vote as a separate class and the holders of the Series B Convertible Preferred Stock vote as a separate class.  A majority of the outstanding shares of Common Stock as a separate class and a majority of the outstanding shares of the Series B Convertible Preferred Stock as a separate class, in each case present in person or by proxy, constitutes a quorum. Shares of Common Stock and Series B Convertible Preferred Stock that are represented by a proxy marked “withhold” or “abstain” will be considered present at the 2016 Annual Meeting for purposes of determining a quorum.

How to Vote. If your shares are held in a brokerage account, by a trustee or by another nominee (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

If you are a stockholder of record, you may vote in person at the 2016 Annual Meeting or by proxy without attending the 2016 Annual Meeting. You may vote by proxy in one of three convenient ways:

•	By mail: sign, date and return the proxy card in the enclosed prepaid envelope;

•	By Internet: visit the website shown on your proxy card and follow the instructions; or

•	By telephone: call the toll-free telephone number shown on your proxy card and follow the instructions.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares in accordance with the recommendations of the Board as follows: “FOR” each of the nominees for election as directors; “FOR” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of “blank check” preferred stock that the Company can issue from 500,000 shares to 2,000,000 shares (the “Blank Check Preferred Stock Proposal”); “FOR” the approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.  We are not aware of any other business to be acted upon at the 2016 Annual Meeting other than as set forth herein. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2016 Annual Meeting.

If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the 2016 Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2016 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2016 Annual Meeting.

Vote Required to Adopt Proposals.

•
Proposal 1: Election of Directors. Directors are elected by a plurality of the votes cast at the 2016 Annual Meeting, either in person or by proxy. The three nominees receiving the greatest number of votes at this Annual Meeting will be elected to our Board, even if they receive less than a majority of such shares.  Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the election of directors.

•
Proposal 2: Blank Check Preferred Stock Proposal. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock as a separate and distinct class, whether in person or by proxy, as well as the affirmative vote of a majority of the voting power of the outstanding shares of the Common Stock and Series B Convertible Preferred Stock voting together as one class and on an as-converted basis, as well as the affirmative vote of a majority of the shares of Series B Convertible Preferred Stock outstanding voting as a separate and distinct class, at the 2016 Annual Meeting will be required to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of shares of “blank check” preferred stock, par value $0.001 per share, from 500,000 shares to 2,000,000 shares that can be issued. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.

•
Proposal 3: Advisory Vote on Executive Compensation. The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting, either in person or by proxy, will be required for approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. Broker non-votes will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal. Abstentions will have the effect of votes “AGAINST” this proposal.

•
Proposal 4: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting, either in person or by proxy, will be required to ratify the selection of our independent registered public accounting firm at the 2016 Annual Meeting. Broker non-votes, if any, will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal. Abstentions will have the effect of votes “AGAINST” this proposal.

How Your Shares Will Be Voted if You do Not Provide Voting Instructions. If your broker holds your shares in street name, your broker, as the registered holder, must vote your shares in accordance with your instructions. If you do not provide voting instructions, your broker has the discretion to vote those shares with respect to routine proposals but not with respect to non-routine proposals. Shares for which brokers do not receive instructions, sometimes called “broker non-votes,” will be counted as present for determining a quorum at the meeting. The proposal to ratify the selection of our independent public accounting firm is considered a routine proposal and accordingly, we do not anticipate broker non-votes in this matter. Broker non-votes will not be included in determining the number of votes cast for this proposal. The proposals for the election of directors and the advisory resolution on compensation of the Company’s named executive officers will not include broker non-votes in determining the number of votes cast for these proposals. The Blank Check Preferred Stock Proposal will include broker non-votes in determining the number of votes cast for such proposal.

What to do if You Wish to Change Your Voting Instructions. If you wish to change or revoke your voting instructions after you have submitted your proxy, you may do so at any time before the proxies are voted at the 2016 Annual Meeting by:

•	notifying the Corporate Secretary of the Company in writing at the address on the first page of this proxy statement that you wish to revoke your proxy;

•	delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares; or

•	voting in person at the 2016 Annual Meeting if you are the stockholder of record.

Please note that your attendance at the 2016 Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in “street name,” please contact your bank, broker or other nominee for instructions on how to change your voting instructions.

Householding of Proxy Materials. In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder, received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at rconologue@trans-lux.com, and we will promptly deliver a separate copy. Stockholders sharing an address can request delivery of a single copy of annual reports on Form 10-K and proxy statements if they are receiving multiple copies of these materials by contacting our Chief Financial Officer by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at rconologue@trans-lux.com.

We Will Bear Solicitation Expenses. We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

How to Request a Copy of the Proxy Materials. For the 2016 Annual Meeting or any future annual meeting of stockholders, if you would like to request a copy of the proxy materials, including the proxy statement and form of proxy and the 2015 Annual Report, please contact our Chief Financial Officer by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at rconologue@trans-lux.com, and we will promptly deliver a copy to you. You may also request a paper copy of the proxy materials at www.trans-lux.com.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on July 6, 2016

The proxy statement and 2015 Annual Report are available at http://proxystatements.trans-lux.com/

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Board is divided into three separate classes of directors. At each Annual Meeting of Stockholders, one class of directors is elected to a term of three years. Alan K. Greene, Ryan J. Morris and Yaozhong Shi have been nominated by the Board, upon the recommendation of the Nominating Committee, for election as directors at the 2016 Annual Meeting.  Those elected will serve a three year term until the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) or until the election and qualification of their successors, or their earlier death, resignation or removal.  The Amended and Restated Certificate of Incorporation of the Company allows for the Board to consist of a minimum of five and a maximum of fifteen members.

Alan K. Greene is a current director who was elected at the 2013 annual meeting of stockholders. Yaozhong Shi is a current director who was selected by the Board to serve as a director on June 29, 2014. Ryan J. Morris is a current director who was selected by the Board to serve as an independent director on April 25, 2016. Two of the nominees, Alan K. Greene and Ryan J. Morris are independent pursuant to the listing requirements of the NYSE MKT Company Guide. There are no family relationships among any of the directors, director nominees and executive officers.

Each nominee has agreed to serve if elected. If a nominee becomes unavailable for election or cannot serve, an event that we do not expect, the Board may substitute another nominee or reduce the number of nominees. The enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board.

Each of the director nominees receiving a plurality of the votes cast at the 2016 Annual Meeting will be elected as a director. You may withhold votes from any or all nominees. Broker non-votes will have no effect on the result of this vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about each nominee and current director. The information presented includes information each nominee and director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director and director nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment.

Director Nominees

Alan K. Greene, 76, has served as an independent director since October 2, 2013.  Mr. Greene has previously served as a Partner of Price Waterhouse from 1974 to 1995, acting at various times as Managing Partner for cross border transactions and as National Director of tax services for M&A, and in connection with foreign banks and mutual funds with respect to acquisition and investment strategies.  Currently, Mr. Greene serves on the board of directors of Intellicorp, Inc. (since 2001) and RAVE, Inc. (since 2005).  Previously, he was a director of Connecticut Innovations, Inc. from 2005 until 2015, the Connecticut Clean Energy Fund from 2007 until 2011, Metromedia International Group, Inc. from 2007 until 2011, Enduro Medical Technologies LLC from 2005 until 2013 and Greene Rees Technologies, LLC from 1995 until 2013.  Mr. Greene has also held prior board positions at Fortistar Capital, Oswego Hydro, Access Shipping and various other public and private companies through the years.  Mr. Greene’s experience serving as chairman of various audit committees of many of these organizations and strong aptitude for technologies allow him to provide valuable contributions to the Board.

Ryan J. Morris, 36, was appointed as an independent director on April 25, 2016.  Mr. Morris serves as President of Meson Capital Partners LLC, a San Francisco-based investment partnership, which he founded in February 2009.  Mr. Morris currently serves on the board of directors of InfuSystem Holdings, Inc. since April 2012 (and served as Executive Chairman from April 2012 to May 2015) and Sevcon, Inc. since December 2013.  Previously, Mr. Morris served as a director of Lucas Energy, Inc. from October 2012 to October 2014 (and was Chairman of the Board from December 2012 to November 2013).  From June 2011 to July 2012, Mr. Morris served as a member of the equity committee of HearUSA, Inc., responsible for maximizing value to the stockholders.  Mr. Morris’ extensive knowledge of finance and his service to other boards of directors allow him to make valuable contributions to the Board.

Yaozhong Shi, 47, has served as a director since June 29, 2014.  Mr. Shi was appointed as a director of the Company pursuant to the terms of that certain Securities Purchase Agreement dated as of June 27, 2014 between the Company and Transtech LED Company Limited (“Transtech”). Mr. Shi has been an employee of the Company since July 2015. Mr. Shi has over 25 years of experience in the LED industry.  Mr. Shi’s contributions to Transtech have resulted in a successful, well-known brand in the LED display total solution industry that provides solutions for multiple indoor & outdoor applications primarily in the media, entertainment and sports sectors.  Mr. Shi’s strong business knowledge and extensive history and resources in the LED display arena allow him to provide valuable contributions to the Board.

Other Company Directors

J.M. Allain, 46, became the President and CEO of the Company on February 16, 2010 and has served as a director since June 2011.  Mr. Allain served as President of Panasonic Solutions Company from July 2008 through October 2009; Vice President of Duos Technologies from August 2007 through June 2008; General Manager of Netversant Solutions from October 2004 through June 2005; and Vice President of Adesta, LLC from May 2002 through September 2004.  Mr. Allain has familiarity with the operational requirements of complex organizations and has experience dealing with reorganizations and turnarounds.  Mr. Allain’s experience and deep understanding of the operations of the Company allow him to make valuable contributions to the Board.

Marco M. Elser, 57, has served as a director since May 25, 2012.  Since 2015, Mr. Elser currently serves as a partner with Lonsin Capital, a London-based investment banking firm.  Mr. Elser also serves on the Board of Directors of Protalex, a Florham Park, NY-based biotechnology company, since 2014.  He is also one of the independent directors of North Hills Signal Processing Corporation, a Long Island, NY based technology company.  Mr. Elser previously had been a partner with AdviCorp Plc, a London-based investment banking firm; served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions from 1994 to 2001; and served as a first Vice President of Merrill Lynch Capital Markets in Rome and London until 1994.  Mr. Elser was formerly Chairman of the Board of Pine Brook Capital, a Shelton, CT based engineering company.  Mr. Elser was also the president of the Harvard Club of Italy until 2014, an association he founded in 2002 with other Alumni in Italy where he has been living since 1984.  He received his BA in Economics from Harvard College in 1981.  Mr. Elser’s extensive knowledge of international finance and commerce allows him to make valuable contributions to the Board.

George W. Schiele, 84, has served as a director since 2009.  Mr. Schiele was elected Chairman of the Board (a non-executive position) of the Company on September 29, 2010.  Mr. Schiele currently serves as President of George W. Schiele, Inc., a trust management and private investment company and has held such position since 1974.  He is also President of four other private companies; from 2003 until 2013 he was a Director of Connecticut Innovations, Inc., one of the nation’s five most active venture capital firms, and was Chairman of its Investment Advisory and Investment Committees from 2004 until 2013, responsible during his tenure for more than 200 VC investments. Mr. Schiele additionally serves as Trustee of ten private trusts since 1974 through the present. Mr. Schiele serves as an officer of two charitable foundations since 2006 and is Managing Partner of two investment partnerships since 2008, and as a Director of The Yankee Institute since 1998. Mr. Schiele’s long experience in previous start-ups and corporate restructurings and his service to other boards of directors allow him to make valuable contributions to the Board.

Alberto Shaio, 68, became the Chief Operating Officer of the Company on October 6, 2014 and has served as a director since October 2, 2013.  He also serves on the Board of Advisors of Scorpion Capital.  Previously, Mr. Shaio served as President and CEO of Craftsmen Industries from January 1, 2011 through September 1, 2013.  Previously he held various posts with Farrel Corporation (Ansonia CT and Rochdale England) from 1986 until December 31, 2010, including the role of President and CEO since 2003.  Mr. Shaio was a Director of the HF Mixing Group (Germany) from 2002 until 2010.  From 1970 through 1986, Mr. Shaio was General Manager, Vice President or President of various companies such as Pavco, Filmtex (Columbia SA), and the Interamerican Investment Group.  He has served on the board of directors of New Energy Corporation, Farrel Corporation, Interactive Systems, Polifilm, Filmtex, PAVCO SA, and Harburg Freudenberg Maschinenbau GmbH (Germany). Mr. Shaio’s extensive international experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.

Salvatore J. Zizza, 70, has served as an independent director since 2009.  Mr. Zizza was elected Vice Chairman of the Board (a non-executive position) of the Company on September 29, 2010.  Mr. Zizza has previously served as Chief Executive Officer and Chairman of the Board of General Employment Enterprises Inc. from December 23, 2009 until December 26, 2012.  Mr. Zizza had served as President and Chief Operating Officer of Bion Environmental Technologies Inc. from January 13, 2003 until December 31, 2005, and has served as Non Executive Chairman of Harbor BioSciences, Inc. since March 27, 2009. He currently serves as the Chairman of Zizza & Associates, LLC. Mr. Zizza serves as the Chairman of Bethlehem Advanced Materials. Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds.  He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds. He has been Director of General Employment Enterprises Inc. since January 8, 2010 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003.  Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999.  He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009. As previously disclosed in the Company’s Prospectus filed on October 14, 2015, the SEC issued a cease and desist order which provides that Mr. Zizza violated Rule 13b2.2 of the Securities Exchange Act of 1934 and in connection therewith Mr. Zizza agreed to pay a $150,000 fine. Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza’s extensive experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the SEC.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

Board Composition and Election of Directors

We operate under the direction of our Board. Our Board is responsible for the management of our business and affairs. Our Certificate of Incorporation provides that the number of directors may be determined pursuant to our Amended and Restated Bylaws, which provide that such number may be determined from time to time by our Board. However, under our Amended and Restated Bylaws, the Board shall consist of a minimum of five and a maximum of fifteen directors. Our directors are divided into three separate classes of directors. At each Annual Meeting of Stockholders, one class of directors is elected to a term of three years or until the election and qualification of their successors, or their earlier death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Independent Directors

While the Company’s common stock is traded on the OTCQB, the Company follows the NYSE MKT Company Guide regarding the determination of independence of the Company’s directors.  A director is considered independent if the Board determines that the director does not have any direct or indirect material relationship with the Company.  Mr. Allain and Mr. Shaio are employees of the Company and therefore have been determined by the Board to fall outside the definition of “independent director.”  Messrs. Elser, Greene, Morris, Schiele, Shi and Zizza are non-employee directors of the Company.  Mr. Elser, via Carlisle Investments, Inc. (“Carlisle”) over which he exercised voting and dispositive power as investment manager, and Mr. Schiele have made loans to the Company and therefore have been determined by the Board to fall outside the definition of “independent director.”  Mr. Shi is a Director of Transtech, which is the Company’s main supplier of LED modules and therefore has been determined by the Board to fall outside the definition of “independent director.”

The Board has determined that Messrs. Greene, Morris and Zizza are “independent directors” because they had no relationship with the Company other than their capacities as members of the Board and committees thereof. The Board has determined that its two Audit Committee members, Messrs. Greene and Zizza, are “independent directors”. In addition, our Board has made a subjective determination as to each independent director and independent director nominee that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors, the director nominees and us with regard to each director and director nominee’s business and personal activities and relationships as they may relate to us and to our management.  In addition, our Board has concluded that each of Messrs. Greene and Zizza satisfies the heightened audit committee independence standards set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees

Our Board has established a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee. Each committee operates under a charter approved by our Board. Copies of each committee’s charter are posted on the Investor Relations section of our website at www.trans-lux.com.

Audit Committee

Our Audit Committee consists of Messrs. Greene and Zizza, with Mr. Zizza serving as chairman. Our Board has determined that Mr. Zizza is an “audit committee financial expert” as defined in applicable SEC rules. Our Audit Committee’s responsibilities include:

•
appointing, compensating, retaining and overseeing the work of any public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

•	reviewing and discussing with management and the external auditors our audited financial statements;

•	considering the effectiveness of our internal control system;

•	reviewing and discussing with management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures and liabilities;

•
establishing our policy regarding our hiring of employees or former employees of the external auditors and procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•	meeting independently with our external auditors and management;

•	reviewing and updating the Audit Committee Charter; and

•	preparing the Audit Committee report required by the proxy rules of the SEC.

Compensation Committee

Our Compensation Committee consists of Messrs. Elser, Greene and Zizza, with Mr. Greene serving as chairman. Our Compensation Committee’s responsibilities include:

•	providing guidance and periodic monitoring for all of our corporate compensation;

•	considering the effectiveness of our employee equity programs;

•	administering our stock incentive plans with respect to our executive officers and employee Board members, including the adjustment of base salary each year;

•	implementing and administering our incentive compensation programs and authorizing all awards under these incentive programs;

•	administering our employee benefit plans; and

•
approving all perquisites, equity incentive awards, special cash payments or loans made or paid to executive officers and employee Board members and assisting the Board of Directors in succession planning for executive officers.

At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act under those programs and award bonuses thereunder. At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act and review the overall performance of our employee benefit plans. The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our named executive officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations. The Compensation Committee did not engage a compensation consulting firm in fiscal year 2015. The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors. The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

Nominating Committee

Our Nominating Committee consists of Messrs. Elser, Schiele and Shaio. Our Nominating Committee’s responsibilities include:

•	reviewing any stockholder nominations for directors and presenting to our Board a list of individuals recommended for nomination for election to our Board at the annual meeting of stockholders;

•	reviewing the disclosure included in our proxy statement regarding our director nomination process;

•	reviewing the composition of each Board committee and presenting recommendations for committee memberships to our Board as needed; and

•
reviewing the charter and composition of each Board committee and making recommendations to our Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

Executive Committee

Our Executive Committee consists of Messrs. Elser, Schiele and Zizza. Messrs. Schiele and Zizza are independent, meeting the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Each of the members of the Executive Committee qualify as “non-employee directors” for the purposes of Rule 16b-3 under the Exchange Act, and Messrs. Schiele and Zizza qualify as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended. Our Executive Committee’s responsibilities include:

•
providing the President and Chief Executive Officer of the Company with a confidential sounding board for insights and advice, and to provide the Board with a more active formal interface with management and its day to day policy and actions; and

•
exercising the powers and authority of the Board, subject to certain limitations set forth in the Company’s charter, during the intervals between meetings of the Board, when, based on the business needs of the Company, it is desirable for the Board to meet but the convening of a special board meeting is not warranted as determined by the Chairman of the Board.

It is the general intention that all substantive matters in the ordinary course of business be brought before the full Board for action, but the Board recognizes the need for flexibility to act on substantive matters where action may be necessary between Board meetings, which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board.

Directors’ Attendance at Meetings

During fiscal year 2015, the Board and each of its committees held the following meetings:

•	the Board held five meetings;

•	the Audit Committee held four telephonic meetings;

•	the Compensation Committee held one meeting;

•	the Nominating Committee held [__] meetings; and

•	the Executive Committee did not hold any meetings.

In fiscal year 2015, all directors attended 60% or more of meetings of the Board and committees on which they serve. The Company does not have a formal policy regarding directors’ attendance at annual stockholders meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the annual meeting of stockholders in person, although attendance by teleconference is considered adequate. The Company recognizes that attendance of the Board members at all meetings may not be possible and excuses absences for good cause.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions. Mr. Schiele serves as our Chairman and Mr. Allain serves as our Chief Executive Officer. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board. We do not have a lead independent director.

Risk Oversight

Our Board of Directors and its Audit Committee are actively involved in risk management. Both the Board and Audit Committee regularly review the financial position of the Company and its operations, and other relevant information, including cash management and the risks associated with the Company’s financial position and operations. The Board regularly receives reports from senior management on areas of material risk to our Company, including our liquidity, operational and legal and regulatory risks. Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management.

Nominations for Directors

Director Qualifications

The full Board is responsible for selecting persons to fill vacancies on the Board and recommending candidates for election by the stockholders. The Board has delegated the process of considering candidates to the Nominating Committee. In evaluating director nominees, the Nominating Committee considers director nominees on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Company’s business and willingness to devote time and effort to Board responsibilities.

In assessing potential new directors, the Nominating Committee considers individuals from various disciplines and diverse backgrounds so that the Board has a broad diversity of experience, professions, skills and backgrounds. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Other than the foregoing, there are no specific minimum qualifications that the Nominating Committee believes that a Committee-recommended nominee to the Board must possess, although the Nominating Committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In its deliberations, the Nominating Committee is aware that our Board must have at least one director who qualifies as an “audit committee financial expert” as defined by SEC rules. The Nominating Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Stockholder Nominations

The Nominating and Corporate Governance Committee will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating Committee.

Any stockholder who intends to nominate a director at our 2016 Annual Meeting must notify our Corporate Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with Article 5(c) of our Amended and Restated Bylaws. In accordance with the advance notice provisions of our Amended and Restated Bylaws, to be timely, director nominations must be delivered to or mailed and received by the Corporate Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the 2016 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by us on or before the later of (i) 90 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made. The notice must include the information specified in our Amended and Restated Bylaws.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers. The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Company’s website at www.trans-lux.com in the “Investor Relations” Section. Any amendments to, or waivers from, the Ethics Code will be posted on the website. In addition, the Board adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Stockholder Communication with the Board

The Board maintains a process for stockholders to communicate with the Board or with individual directors. Stockholders who wish to communicate with the Board or with individual directors should direct written correspondence to our Corporate Secretary at our Company’s headquarters located at 445 Park Avenue, Suite 2001, New York, New York 10022. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Corporate Secretary will forward such communications to our Board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take the appropriate legal action regarding such communication.

2015 Director Compensation

Non-Employee Director Stock Option Plan

The Board has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 1,200 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows:  a minimum of 20 stock options are granted for each director; an additional 20 stock options are granted if a director has served for five years or more; an additional 20 stock options are granted if a director has served for ten years or more; and an additional 40 stock options are granted if a director has served for twenty years or more. Such options are exercisable at any time upon the first anniversary of the grant date.  The Company grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.  In addition to the foregoing, the Company received stockholder approval of a proposal to grant warrants to purchase 20,000 shares to each of Salvatore J. Zizza and George W. Schiele, respectively, which warrants were granted in 2013.

Compensation of Directors

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2015.

Name and Principal	Fees Earned or Paid in Cash	Option Awards	Total
Position	($)	($)	($)

Jean-Marc (J.M.) Allain	–		–

Marco Elser	13,000		13,000

Alan K. Greene	14,600		14,600

Ryan J. Morris (1)	–		–

George W. Schiele (2)	57,000		57,000

Alberto Shaio	–		–

Yaozhong Shi (3)	6,000		6,000

Salvatore J. Zizza (2)	60,550		60,550

(1)	Mr. Morris was appointed a director by the Board on April 25, 2016.

(2)	As of December 31, 2015, Messrs Schiele and Zizza also hold warrants to purchase 20,000 shares of the Company’s Common Stock from a prior year award.

(3)	Mr. Shi was appointed a director by the Board of Directors on June 29, 2014 and was hired as an employee on July 22, 2015.

Certain Relationships and Related Transactions

Except as described below, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our total assets and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers and the transactions described or referred to below.

Yaozhong Shi, a director of the Company, is the Chairman of Transtech, which is our primary LED supplier.  The Company purchased $3.5 million and $2.4 million of product from Transtech in 2015 and 2014, respectively, at prices that approximate fair market value.  Amounts payable by the Company to Transtech were $145,000 and $89,000 as of December 31, 2015 and 2014, respectively.

On June 27, 2014, the Company entered into a Securities Purchase Agreement with Transtech, pursuant to which Transtech purchased 333,333 shares of the Company’s Common Stock for a purchase price of $2,000,000.  In connection with the agreement, the Company issued warrants to purchase 33,333 shares of the Company’s Common Stock to Transtech at an exercise price of $8.00 per share, which expire on June 27, 2016.

Marco Elser, a director of the Company, provided $500,000 of funding to BFI Capital Fund II, LLC, with whom the Company entered into a Credit Agreement (the “Credit Agreement”) on April 23, 2015 for a $1.5 million credit line at a fixed rate of interest of 12.00%, with a maturity date of May 1, 2016.  The Company had borrowed $1.0 million under the Credit Agreement, which has been used for working capital.  The Credit Agreement was satisfied and terminated on November 23, 2015.

On April 27, 2016, the Company received a $500,000 loan from Carlisle at a fixed interest rate of 12.00%, which is due to mature on April 27, 2019 with a bullet payment of all principal due at such time.  Interest is payable monthly.  Marco Elser exercises voting and dispositive power as investment manager of Carlisle.

On December 3, 2013, the Company received a $1.0 million loan from Carlisle at a fixed interest rate of 10.00%, which was due to mature on June 1, 2014 with a bullet payment of all principal and accrued interest due at such time, which maturity date was subsequently extended to July 1, 2014.  Marco Elser exercises voting and dispositive power as investment manager of Carlisle.  On June 20, 2014, this loan was converted into shares of the Company’s Common Stock at an exchange rate of 1 share for every $6.00 of principal, resulting in the issuance of 166,666 shares of Common Stock to Carlisle.  On September 3, 2014, the interest was converted into shares of the Company’s Common Stock at an exchange rate of 1 share for every $6.00 of interest, resulting in the issuance of 9,178 shares of Common Stock to Carlisle.  As a result of the conversion to Common Stock, the loan has been satisfied in full.

In connection with the Company’s rights offering consummated in November 2015, George W. Schiele, Alan K. Greene and Alberto Shaio, each a director of the Company, exercised rights to purchase 250, 252 and 252 of Series B Convertible Preferred Stock, respectively, at an exercise price of $200 per share.  Each share of Series B Convertible Preferred Stock is convertible into 20 shares of Common Stock.

In June 2014, the Company received a $200,000 loan from Mr. Schiele at a fixed interest rate of 10.00%, which was due to mature on July 1, 2014 with a bullet payment of all principal and accrued interest due at such time.  On June 20, 2014, this loan was converted into shares of the Company’s Common Stock at an exchange rate of 1 share for every $6.00 of principal, resulting in the issuance of 33,333 shares of Common Stock to Mr. Schiele.  As a result of the conversion to Common Stock, the loan has been satisfied in full.

AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing our financial statements. Our independent registered public accounting firm, Marcum LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During 2015, the Audit Committee met regularly and held discussions with management and the independent registered public accounting firm. During these meetings and in meetings concerning our 2015 Annual Report for the year ended December 31, 2015, the Audit Committee has:

•	reviewed and discussed the audited financial statements included in our 2015 Annual Report for the year ended December 31, 2015 with management and our independent registered public accounting firm;

•
received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence; and

•
discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the 2015 Annual Report for the year ended December 31, 2015 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

MEMBERS OF THE AUDIT COMMITTEE

Salvatore J. Zizza, Chairman
Alan K. Greene

EXECUTIVE OFFICERS

Our executive officers and their ages as of the Record Date are listed below. Information regarding Jean-Marc (J.M.) Allain, our President and Chief Executive Officer, and regarding Alberto Shaio, our Senior Vice President and Chief Operating Officer, is listed above under the heading “Election of Directors—Director Qualifications.”

Name	Age	Position
Robert J. Conologue	67	Senior Vice President and Chief Financial Officer
Alexandro Gomez	46	Senior Vice President and Chief Revenue Officer
Todd Dupee	44	Vice President and Controller

Robert J.  Conologue, became Senior Vice President and Chief Financial Officer of the Company on May 29, 2014.  Mr. Conologue has previously served as Chief Financial Officer for Utrecht Art Supplies from June 2012 to November 2013.  Prior to that, he worked at Twinlab Corporation in the role of Executive Vice President and Chief Financial Officer from May 2005 to December 2011.

Alexandro Gomez, became Senior Vice President and Chief Revenue Officer of the Company on October 13, 2014.  Mr. Alex Gomez previously worked for xclr8 Media from 2011 to 2014, Van Wagner Sports and Entertainment from 2003 to 2011, One-On-One Sports Radio Network from 2000 to 2001, Foot Locker Worldwide from 1998-2000 and News Corporation’s Fox Sports and Fox Video from 1992 to 1998.

Todd Dupee, became Vice President of the Company in 2009, has been Controller since 2004 (except when he served as Chief Financial Officer and Interim Chief Financial Officer between December 3, 2012 and May 29, 2014) and has been with the Company since 1994.

EXECUTIVE COMPENSATION

Our named executive officers for 2015 (collectively, our “Named Executive Officers”) were as follows:

Name	Title
J.M. Allain	President and Chief Executive Officer
Robert J. Conologue (1)	Senior Vice President and Chief Financial Officer
Alberto Shaio (2)	Senior Vice President and Chief Operating Officer
Alexandro Gomez (3)	Senior Vice President and Chief Revenue Officer
___________
(1)           Elected an Executive Officer on May 29, 2014.

(2)           Elected an Executive Officer on November 4, 2014.

(3)           Elected an Executive Officer on November 4, 2014.

Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by, or paid to our Named Executive Officers, whose compensation exceeded $100,000, during the years ended December 31, 2015 and 2014:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Compensation ($)	All Other Compensation ($)(1)	Total ($)

J.M. Allain	2015	301,405	-	-	-	-	18,000	319,405
President and Chief	2014	285,576	-	-	-	-	18,000	303,576
Executive Officer

Robert J. Conologue	2015	195,522	-	-	-	-	-	195,522
Senior Vice President and	2014	105,924	-	-	-	-	-	105,924
Chief Financial Officer

Alberto Shaio	2015	180,002	-	-	-	-	-	180,002
Senior Vice President and	2014	41,539	-	-	-	-	13,000	54,539
Chief Operating Officer

Alexandro Gomez	2015	150,003	-	-	-	-	-	150,003
Senior Vice President and	2014	31,732	-	-	-	-	-	31,732
Chief Revenue Officer

  _________

(1)           See “All Other Compensation” below for further details.

All Other Compensation

During 2015 and 2014, “All Other Compensation” consisted of director fees and other items.  The following is a table of amounts per named individual:

Name	Year	Director and/or Trustee Fees ($)	All Other Compensation ($)(1)	Total ($)

J.M. Allain (1)	2015	-	18,000	18,000
	2014	-	18,000	18,000

Robert J. Conologue	2015	-	-	-
	2014	-	-	-

Alberto Shaio	2015	-	-	-
	2014	13,000	-	13,000

Alexandro Gomez	2015	-	-	-
	2014	-	-	-
___________
(1) Other consists of vehicle allowance.

Stock Option Plans and Stock Options

2012 Long-Term Incentive Plan

The Company has adopted the 2012 Long-Term Incentive Plan to allow for an aggregate of 200,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Company’s Board on July 2, 2010, with amendments adopted by the Company’s Board on December 21, 2011, and approved by the Company’s stockholders at the 2012 Annual Meeting of Stockholders held on June 26, 2012.   No awards have been issued to any employees or directors under the 2012 Long-Term Incentive Plan.

Non-Employee Director Stock Option Plan

The Company also had a Non-Employee Director Stock Option Plan, which as amended, covered a maximum of 1,200 shares for grant and which provided for the grant of incentive stock options priced at fair market value as of the date of grant. Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 20 stock options for each director, an additional 20 stock options based on five or more years of service, another 20 stock options based on 10 or more years of service and an additional 40 stock options based on 20 or more years of service. Additional stock options are granted upon the expiration or exercise of any such option, which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.  The plan has expired.  No stock options are currently outstanding.

There were no stock options granted in fiscal 2015 to the named executive officers or any directors, and no stock options were exercised in fiscal 2015.

There have been no stock options issued to the named executive officers so there have been no values realized relating to the exercise of stock options, there are no fiscal year end option values and there are no unexercised option or equity incentive plan awards as of the end of the fiscal year.

Defined Benefit Pension Plan

In 2015, the Company made the required $1.2 million of cash contributions to the Company’s defined benefit pension plan for all eligible employees and the eligible individuals listed in the Summary Compensation Table.  The Company has been granted, subject to certain conditions, its requests for waivers of the 2009, 2010 and 2012 minimum funding standard as permitted under 412(d) of the Internal Revenue Code and section 303 of the Employee Retirement Income Security Act of 1974.

The Company’s defined benefit pension plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $260,000 is the legislated annual cap on determining the final average salary and $210,000 is the maximum legislated annual benefit payable from a qualified pension plan.

Supplemental Executive Retirement Agreement

Pursuant to an employment agreement, our former President and Chief Executive Officer was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, which has not yet been paid.

Outstanding Equity Awards at Fiscal Year-End 2015

There was no unexercised options held by any of our Named Executive Officers as of December 31, 2015.

Employment Agreements & Severance Benefits

The Company executed an employment agreement with J.M. Allain, President and Chief Executive Officer, effective on February 16, 2015 which expires on February 16, 2018.  The agreement provides for compensation at the annual rate of $300,000 per annum.  The agreement entitles Mr. Allain to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement (including a business club membership) and certain employee benefits generally available to employees of the Company.  The agreement provides for certain severance benefits depending on whether Mr. Allain leaves the employ of the Company for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed as Exhibit 10.5 to the 2015 Annual Report.

The Company executed an employment agreement with Alberto Shaio, Senior Vice President and Chief Operating Officer, effective on March 30, 2016 which expires on March 30, 2018.  The agreement provides for compensation at the annual rate of $250,000 per annum.  The agreement entitles Mr. Shaio to twenty days’ paid vacation per year, business expense reimbursement (including a business club membership) and certain employee benefits generally available to employees of the Company.  The agreement provides for certain severance benefits depending on whether Mr. Shaio leaves the employ of the Company for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed as Exhibit 10.7 to the 2015 Annual Report.

The Company executed an employment agreement with David Pavlik, President of the Company’s TL Energy division, effective on May 27, 2014 which expires on May 27, 2016.  The agreement provides for compensation at the annual rate of $150,000 per annum.  The agreement entitles Mr. Pavlik to twenty days’ paid vacation per year, business expense reimbursement and certain employee benefits generally available to employees of the Company.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed as Exhibit 4.02 to the Company’s Current Report on Form 8-K, dated May 27, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of the Record Date by:

•	each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding capital stock;

•	each of our named executive officers;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

The following table lists the applicable percentage beneficial ownership based on [1,710,671] shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power or investment power with respect to the securities held. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Name, Status and Mailing Address	Number of Shares Beneficially Owned		Percent Of Class (%)
5% Stockholders:
Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1434	744,234	(1)	37.0
Transtech LED Company Limited Unit 27, 13/F Shing Yip Industrial Building 19-21 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong	366,666	(2)	21.0
Carlisle Investments Inc. Trident Chambers Wickhams Cay P.O. Box 146 Road Town, Tortola, British Virgin Islands	180,366	(3)	10.5
Bard Associates, Inc
135 South LaSalle Street, Suite 3700 Chicago, IL 60603	100,730	(4)	5.9

	Number of Shares		Percent Of Class
Name, Status and Mailing Address	Beneficially Owned		(%)
Non-Employee Directors:
Marco Elser	206,189	(5)	12.1
Alan K. Greene	13,373	(6)	*
Ryan J. Morris	-		*
George W. Schiele	58,653	(7)	3.4
Salvatore J. Zizza	13,200	(8)	*
Named Executive Officers or Employee Directors:
J.M. Allain	2,144		*
Robert J. Conologue	-		*
Alberto Shaio	13,373	(6)	*
Alexandro Gomez	-		*
Yaozhong Shi	366,666	(9)	21.0
All directors and executive officers as a group	673,598	(10)	37.7
_____________________
* Represents less than 1% of total number of outstanding shares.

(1)
Based on Schedule 13D, as amended, dated November 23, 2015 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has beneficial ownership of such shares.  On January 26, 2016, Gabelli Equity Series Funds, Inc. – The Gabelli Small Cap Growth Fund filed a Schedule 13G relating to 404,250 of the aforementioned 744,234 shares.  The amount includes 302,200 shares of Common Stock issuable upon conversion of 15,110 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”), which is convertible into Common Stock at any time.

(2)
Based on a Schedule 13D filed November 13, 2015. The amount includes 33,333 shares of Common Stock issuable upon exercise of vested warrants.  Mr. Shi, a director of the Company, is a director of Transtech.

(3)	Based on a Schedule 13D dated June 20, 2014. Mr. Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.

(4)	Based on a Schedule 13G dated January 29, 2016. Bard Associates, Inc. has sole voting power over 12,280 of such shares and sole dispositive power over all of such shares.

(5)	The amount includes 190,244 shares of Common Stock owned by Carlisle, Elser & Co. and Advicorp plc, of which Mr. Elser exercises voting and dispositive power as investment manager.

(6)	The amount includes 5,040 shares of Common Stock issuable upon conversion of 252 shares of Series B Preferred Stock.

(7)
The amount includes 5,000 shares of Common Stock issuable upon conversion of 250 shares of Series B Preferred Stock.  The amount also includes 13,200 shares of Common Stock issuable upon exercise of vested warrants.  This amount does not include 6,800 shares of Common Stock issuable upon exercise of warrants that are not yet vested or exercisable.

(8)
Mr. Zizza disclaims any interest in the shares set forth in footnote 1 above.  The amount includes 13,200 shares of Common Stock issuable upon conversion of vested warrants.  This amount does not include 6,800 shares of Common Stock issuable upon exercise of warrants that are not yet vested or exercisable.

(9)
Based  on a Schedule 13D filed November 13, 2015. The amount includes 333,333 shares of Common Stock owned by Transtech and 33,333 shares of Common Stock issuable upon exercise of vested warrants owned by Transtech.  Mr. Shi is a director of Transtech.

(10)
The amount includes 74,813 shares of Common Stock, as set forth in footnotes above, which members of the group have the right to acquire upon conversion of Series B Preferred Stock or exercise of vested warrants.  This amount does not include 13,600 shares of Common Stock issuable upon exercise of warrants that are not yet exercisable.

Equity Compensation Plan Information
December 31, 2015	Securities to be issued upon exercise	Weighted average exercise price	Securities available for future issuance
Equity compensation plans approved by stockholders	-	-	200,800

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our securities, to file reports of ownership and changes of ownership with the SEC.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed they file. Based solely on our review of copies of the forms received, we believe that, during the last fiscal year, all filings under Section 16(a) applicable to our executive officers, directors and 10% stockholders were timely other than purchases in November 2015 by Mr. Shaio, Mr. Greene and Mr. Schiele of 252, 252 and 250 shares, respectively, of the Company’s Series B Preferred Stock were reported on Form 5’s filed in February 2016 rather than Form 4’s filed within two business days of the purchase.

PROPOSAL 2

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF “BLANK CHECK” PREFERRED STOCK

General

In May, 2016, our Board unanimously approved, and recommended that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”), to increase the Company’s authorized shares of “blank check” preferred stock, par value $0.001 per share, from 500,000 shares to 2,000,000 shares (the “Preferred Stock Increase”). We are not increasing our authorized Common Stock which will remain unchanged at 60,500,000 shares. We are asking stockholders to approve this amendment which will be reflected in an amendment to our Amended and Restated Certificate of Incorporation in the form attached hereto as Annex A.

The Amended and Restated Certificate of Incorporation authorizes the issuance of “blank check” preferred stock with such designations, rights and preferences as may be determined from time to time by our Board. The Preferred Share Increase will not have any immediate effect on the rights of our existing stockholders. However, the Board will have the authority to issue authorized shares of preferred stock at such times, for such purposes and for such consideration as the Board may determine to be appropriate without requiring future stockholder approval of such issuances, except as may be required by applicable law or applicable regulations.

As of July [__], 2016, 467,500 of the 500,000 shares of the authorized preferred stock have been designated. Pursuant to an offering by the Company in 2011, the Company issued 416,500 shares of Series A Convertible Preferred Stock (all of which has been converted into Common Stock) and pursuant to a rights offering consummated in November 2015, the Company designated 51,000 shares of Series B Convertible Preferred Stock of which, 16,512 shares were issued. The Board believes that the approval of an increase in the number of authorized shares of “blank check” preferred stock will provide the Company with increased flexibility of action to meet ongoing demands. While the Company does not currently have any plans for the authorization or issuance of any additional shares of preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of our Common Stock or our Series B Convertible Preferred Stock and, therefore, reduce the value of such stock. It is not possible to state the actual effect of the future issuance of any additional series of preferred stock on the rights of holders of currently outstanding stock unless and until our Board determines the specific rights of the holders of any such additional preferred stock; however, these effects may include:

•	diluting the voting power of the Common Stock;

•	impairing the liquidation rights of the Common Stock or preferred stock; or

•	delaying or preventing a change of control of the Company without further action by the stockholders.

The approval of an amendment to the Amended and Restated Certificate of Incorporation to effect the Preferred Stock Increase requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as a separate and distinct class, whether in person or by proxy, as well as the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series B Convertible Preferred Stock voting together as one class and on an as-converted basis, as well as the affirmative vote of a majority of the shares of Series B Convertible Preferred Stock outstanding voting as a separate and distinct class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF THE COMPANY’S AUTHORIZED SHARES OF “BLANK CHECK” PREFERRED STOCK.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Based on the preference expressed by stockholders at the 2013 Annual Meeting of Stockholders, the Board has determined to have an advisory vote on executive compensation occur every three years, until the next advisory vote on the frequency of our advisory vote on executive compensation is held. The next advisory vote on executive compensation will occur at our 2019 Annual Meeting of Stockholders, unless our Board determines otherwise.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides that our stockholders have the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Named Executive Officers as disclosed in this proxy statement in accordance with the SEC rules.

We are asking stockholders to indicate their support for the compensation of our Named Executive Officers, who are named in the “Summary Compensation Table” included in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers. Accordingly, we will ask stockholders to vote FOR the following resolution at the 2016 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Board and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The adoption of the advisory resolution to approve the compensation of the Named Executive Officers requires the affirmative vote of a majority of the votes cast on this proposal at the 2016 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting, either in person or by proxy, is required to ratify the selection of Marcum LLP.

Stockholder ratification of the appointment of Marcum LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or other applicable legal requirements. However, the appointment of Marcum LLP is being submitted to the stockholders for ratification. If the stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection of Marcum LLP, but will not be required to select another auditor. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the Company and our stockholders.

Representatives of Marcum LLP are expected to be present at the 2016 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

We engaged Marcum LLP as our new independent registered public accounting firm on December 8, 2015, following our dismissal of BDO USA, LLP on December 8, 2015. The dismissal of BDO USA, LLP was approved by the Audit Committee. The reports of BDO USA, LLP on our financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2014 and 2013 and through the date of their dismissal, (i) there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to such disagreement in its reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Marcum LLP for fiscal years 2015. There were no other professional services rendered or fees billed by Marcum LLP for fiscal years 2015 or 2014.

2015
Audit fees (1)	$144,000
Audit-related fees	—
Tax fees	—
All other fees	—
_______________
(1)
Audit fees. These are fees and expenses associated with the professional services performed by Marcum LLP for the audit of our annual financial statements and services that are normally provided in connection with statutory regulatory filings or engagements.

The following table presents aggregate fees billed for professional services rendered by BDO USA, LLP for fiscal year 2015 and 2014. There were no other professional services rendered or fees billed by BDO USA, LLP for fiscal years 2015 or 2014.

	2015	2014
Audit fees (1)	$55,000	$254,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
_______________
(1)
Audit fees. For 2015, these are fees and expenses associated with the professional services performed by BDO USA, LLP for the audit and review of interim financial statements included in our Form 10-Q filings and services that are normally provided in connection with statutory regulatory filings or engagements. For 2014, these are fees and expenses associated with the professional services performed by BDO USA, LLP for the audit of our annual financial statements and review of interim financial statements included in our Form 10-Q filings, reviews of the Company’s proxy statement, and services that are normally provided in connection with statutory regulatory filings or engagements.

Pre-Approval Policies and Procedures

Our Audit Committee must provide advance approval for all audit and non-audit services, other than de minimis non-audit services. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee then serving pre-approved all services provided by Marcum LLP and BDO USA, LLP in fiscal year 2015.

 The ratification of the Company’s selection of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2016 requires the affirmative vote of a majority of the votes cast at the 2016 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016.

STOCKHOLDER PROPOSALS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2017 Annual Meeting must submit the proposal to us no later than [_______], 2016 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Any such proposal must be sent in writing to the Corporate Secretary of the Company at 445 Park Avenue, Suite 2001, New York, New York 10022.

Stockholders who desire to present a proposal not for inclusion in the Company’s proxy materials but for action upon at the 2017 Annual Meeting, such notice must be received no earlier than [_____], 2017 and no later than [______], 2017.  Pursuant to the Company’s Amended and Restated Bylaws, business items or director nominations must be properly brought before an annual meeting in order to be considered by stockholders. The Company’s Amended and Restated Bylaws specify the procedure for stockholders to follow in order to bring business before, or nominate directors for election at, an annual meeting. A stockholder who wants to nominate a person for election as a director or propose business to be considered at an annual meeting must deliver a written notice, by certified mail, to the Company’s Corporate Secretary. Such notice must be received at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must set forth the information required by the Company’s Amended and Restated Bylaws and should be sent to our Corporate Secretary in writing at 445 Park Avenue, Suite 2001, New York, New York 10022 of such intent in a timely manner in accordance with our Amended and Restated Bylaws. A copy of our Amended and Restated Bylaws is available upon request from our Corporate Secretary.

OTHER MATTERS

Management knows of no other matters to be brought before the 2016 Annual Meeting. However, if any other matters do properly come before the 2016 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
445 Park Avenue, Suite 2001
New York, New York 10022
Attn:  Investor Relations
Phone:  (800) 243-5544

You can also read the proxy statement and the 2015 annual report at the following website: http://proxystatements.trans-lux.com/.

* * * *

It is important that you vote promptly to avoid unnecessary expense. Please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card.

By Order of the Board of Directors,

/s/ Robert J. Conologue

Robert J. Conologue
Senior Vice President and Chief Financial Officer

June [__], 2016

ANNEX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TRANS-LUX CORPORATION
_______________________________________________

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Trans-Lux Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Company setting forth this proposed Amendment (this “Amendment”) to the Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), to increase the Company’s number of authorized shares of preferred stock, par value $0.001 per share, from 500,000 shares to 2,000,000 shares, and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Company.

SECOND: Article FOURTH of the Certificate of Incorporation  is hereby deleted in its entirety and replaced with new Article FOURTH, which reads in full as follows:

“FOURTH: The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is 60,500,000, consisting of 58,500,000 shares of the Corporation’s Common Stock (the “Common Stock”) having a par value of $0.001 per share and 2,000,000 shares of the Corporation’s Preferred Stock (the “Preferred Stock”) having a par value of $0.001 per share.”

THIRD: That, pursuant to resolution of the Company’s Board of Directors, an annual meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: That this Amendment shall be effective as of __________, at 12:01 a.m., [___].

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this ___ day of ________, 2016.

TRANS-LUX CORPORATION

By:	_________________________________
Name:
Title:

TRANS-LUX CORPORATION

ANNUAL MEETING OF STOCKHOLDERS JULY 11, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Trans-Lux Corporation, a Delaware corporation (the “Company”), hereby appoints J.M. Allain and Robert J. Conologue, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Stockholders to be held at 10:00 a.m., local time, on Wednesday, July 11, 2016 (the “Annual Meeting”) at Olshan Frome Wolosky LLP, located at 1325 Avenue of the Americas, New York, New York 10019, and any adjournments or postponements thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card become unable to serve.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this proxy will be voted in accordance with the recommendations of the Board.  The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

The Board recommends a vote FOR the election of the listed nominees and FOR Proposals 2, 3 and 4.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT
(See instructions below)

Nominees:	š	Alan K. Greene
	š	Ryan J. Morris
	š	Yaozhong Shi

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

2.	To approve an amended to the Company’s Amended and Restated Certificate of Incorporation to increase the amount of the Company’s authorized shares of blank check preferred stock.

FOR ☐                  AGAINST ☐                           ABSTAIN ☐

3.	To approve an advisory resolution regarding the compensation of the Company’s named executive officers.

FOR ☐                  AGAINST ☐                           ABSTAIN ☐

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

FOR ☐                  AGAINST ☐                           ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE TRANS-LUX CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2016.

Our proxy materials relating to our Annual Meeting (Notice of Meeting, Proxy Statement, Proxy and 2015 Annual Report to Stockholders on Form 10-K) are also available on the Internet. Please go to http://proxystatements.trans-lux.com/ to view and obtain proxy materials online.